SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

______________________________

Date of Report (Date of earliest event reported): March 28, 2013

DAKOTA TERRITORY RESOURCE CORP

 (Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation or organization)	Commission File Number 000-50191	98-0201259 (I.R.S. Employer Identification Number)

10580 N. McCarran Blvd., Building 115 – 208

Reno, NV 89503

(Address of Principal Executive Offices and Zip Code)

(775) 747-0667

(Issuer's telephone number)

Mustang Geothermal Corp

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Effective March 28, 2013, the Company’s board of directors dismissed its independent accountant, PLS CPA. Over the last two fiscal years and subsequent interim period through the date of dismissal, no principal accountant's report on the Company’s financial statements contained material disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PLS CPA, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report.

During the Company’s two most recent fiscal years and subsequent interim period through the date of dismissal, PLS CPA’s reports on the financial statements of the Company contained no adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles or qualification, except that in each of their reports covering the two most recent fiscal years, PLS CPA issued an opinion that the Company has limited operations and no established source of revenue that raises substantial doubts about the Company’s ability to continue as a going concern.

(b) Effective March 28, 2013, the Company retained LBB & Associates, Ltd., LLP, 10260 Westheimer Road, Suite 310, Houston, Texas 77042 as its a new independent principal accountant to audit the Company’s financial statements. During the Company’s two most recent fiscal years to date, and subsequent interim period through the date of engagement, the Company has not retained or inquired of LBB & Associates, Ltd., LLP regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements. Further, the Company received no written report or oral advice from LBB & Associates, Ltd., LLP that the Company considered in reaching a decision to retain LBB & Associates, Ltd., LLP. Further, the Company has not communicated or had any disagreements or reportable events that concern LBB & Associates, Ltd., LLP, or the Company’s interactions with its present independent auditor PLS CPA for the previous two most recent fiscal years to date and subsequent interim period through the date of engagement.

Pursuant to Item 304 (a)(3) of Regulation S-K, The Company provided PLS CPA with a copy of the disclosures it is making in response to this Item 304(a) that PLS CPA received no later than the day that these disclosures are filed with the Commission. The Company requested PLS CPA to furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to this Item 304(a) and, if not, stating the respects in which it does not agree. Attached to this filing as an exhibit is the Company’s letter to PLS CPA referencing this disclosure. The Company will amend this Form 8-K to include the response from PLS CPA once it receives it.

Section 9 - Financial Statements and Exhibits Item

9.01 Financial Statements and Exhibits.

Exhibit Index:

Exhibit Number

Description

EX – 99.1

Letter to PLS CPA dated April 1, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAKOTA TERRITORY RESOURCE CORP

                         (Registrant)

Date April 1, 2013

By /s/ Richard Bachman

Richard Bachman, PRESIDENT